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                                                                  EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 64 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 02-90946) of my opinion dated June 23, 2000, which was filed as Exhibit (i) to Post-Effective Amendment No. 61.


                                /s/ Maureen A. Gemma
                                Maureen A. Gemma, Esq

July 21, 2000
Boston, Massachusetts